Exhibit 10.6
FIRST AMENDMENT TO LEASE

(NORTH CREEK I)

THIS FIRST AMENDMENT TO LEASE ("First Amendment") is made and entered into as of the 5th day of November, 2009, by and between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("Landlord"), and SCOLR PHARMA, INC., a Delaware corporation ("Tenant").

R E C I T A L S :

A.           Landlord and Tenant entered into that certain Standard Multi-Tenant Lease dated as of June 19, 2008 (the "Lease"), concerning those certain premises, as further delineated on Exhibit “A” attached hereto, containing a total of approximately 20,468 rentable square feet of space (the "Original Premises") consisting of office, lab and warehouse space located on the first (1st) floor of that certain office building known as Building One of North Creek Corporate Center located at 19204 Northcreek Parkway, Bothell, Washington (the "Building").

B.           Landlord and Tenant desire to modify the Original Premises to include only that certain space consisting of approximately 15,615 rentable square feet of space (the "Premises") located on the first (1st) floor of the Building, and to make other modifications to the Lease, and in connection therewith, Landlord and Tenant desire to amend the Lease on the terms and conditions contained herein.

C.           Unless otherwise defined herein, capitalized terms shall have the meanings given such terms in the Lease.

A G R E E M E N T :

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is amended and the parties hereby agree as follows:

1.           Modification of Premises.  Landlord and Tenant hereby acknowledge that, effective as of October 31, 2009 (the "Partial Termination Date"):  (i) the Lease shall terminate and be of no further force or effect with respect to that portion of the Original Premises containing approximately 4,853 rentable square feet of office space on the first (1st) floor of the Building, located as delineated on Exhibit "A" (the "Termination Premises"), and (ii) the “Premises,” as that term is defined in the Lease, shall be deemed to exclude the Termination Premises and shall be located as delineated on Exhibit "A".  Accordingly, as of the Partial Termination Date, the Premises shall consist of a total of approximately 15,615 rentable square feet of space comprised of 4,507 rentable square feet of office space ("Office Portion"), 8,939 rentable square feet of lab space and 2,169 rentable square feet of warehouse space.

2.           Surrender of Termination Premises. Tenant hereby agrees to vacate the Termination Premises and surrender and deliver exclusive possession thereof to Landlord on or before the Partial Termination Date, in accordance with the provisions of the Lease, as amended hereby, provided however, Landlord shall allow Tenant's furniture and equipment to remain in the Termination Premises until November 30, 2009 (the "Furniture Removal Date"). Any furniture, equipment or other property remaining in the Termination Premises as of the Furniture Removal Date shall be considered abandoned by Tenant ("Abandoned Property") and may be disposed of or utilized by Landlord in any manner whatsoever.  Tenant hereby waives any and all rights and remedies under the Lease and/or Washington law with respect to the Abandoned Property.  In the event that Tenant fails to timely vacate and surrender the Termination Premises, then notwithstanding any contrary provision of this Section 2, Tenant shall be deemed to be holding over in the Termination Premises and Landlord shall have all rights and remedies set forth in the Lease, and at law, with regard to such holdover condition.

3.           Representations of Tenant.  Tenant represents and warrants to Landlord that (a) Tenant has not heretofore assigned or sublet all or any portion of its interest in the Lease or in the Termination Premises; (b) to Tenant's knowledge, no other person, firm or entity has any right, title or interest in the Lease or in the Termination Premises; (c) Tenant has the full right, legal power and actual authority to enter into this First Amendment and to terminate the Lease with respect to the Termination Premises without the consent of any person, firm or entity; and (d) Tenant has the full right, legal power and actual authority to bind Tenant to the terms and conditions hereof.  Tenant further represents and warrants to Landlord that as of the date hereof there are no, and as of the Partial Termination Date there shall not be any, mechanic's liens or other liens encumbering all or any portion of the Premises arising by, through or under Tenant or any work, services or materials ordered by Tenant.  Notwithstanding the termination of the Lease with respect to the Termination Premises, the representations and warranties set forth in this Section 3 shall survive the Partial Termination Date and Tenant shall be liable to Landlord for any inaccuracy or any breach thereof.

4.           Monthly Basic Rental. Notwithstanding anything to the contrary in the Lease, beginning on November 1, 2009 and continuing throughout the remainder of the Lease Term, which Lease Term shall expire on January 31, 2016, Tenant shall pay, in accordance with the applicable provisions of the Lease and this Section 4, monthly installments of Monthly Basic Rental for the Premises as follows:
Period	Monthly Basic Rental – Office Portion	Monthly Basic Rental - Total Premises
*November 1, 2009 – August 31, 2010	$6,174.59	*$25,684.60
*September 1, 2010 – October 31, 2010	$6,354.87	*$26,444.60
November 1, 2010 – August 31, 2011	$6,354.87	$26,444.60
September 1, 2011 – August 31, 2012	$6,580.22	$27,249.67
September 1, 2012 – August 31, 2013	$6,760.50	$28,009.67
September 1, 2013 – August 31, 2014	$6,985.85	$28,904.13
September 1, 2014 – August 31, 2015	$7,166.13	$29,775.21
September 1, 2015 – January 31, 2016	$7,391.48	$30,669.67
*From November 1, 2009 through October 31, 2010 (the "LOC Rental Application Period"), Landlord shall be entitled to draw down from Tenant's Letter of Credit pursuant to Section 5 below, on a monthly basis, the amount of $18,000.00 (the "Monthly LOC Amount"), which amount will be applied towards Tenant's Monthly Basic Rental and Direct Costs for that particular month.

5.           Letter of Credit.   Landlord and Tenant acknowledge that Tenant currently has on file with Landlord a Letter of Credit in the amount of Four Hundred Seventy-Three Thousand Seven Hundred Ten and 85/100 Dollars ($473,710.85). Beginning November 1, 2009 and continuing until October 31, 2010, Landlord shall, on a monthly basis, draw down the amount of Eighteen Thousand and 00/100 Dollars ($18,000.00) from the Letter of Credit and apply such amount toward Tenant's Monthly Basic Rental and Direct Costs obligations during the LOC Rental Application Period. The total draw down amount of the Letter of Credit shall be Two Hundred Sixteen Thousand and 00/100 Dollars ($216,000.00) and effective November 1, 2010, the Letter of Credit shall equal Two Hundred Fifty-Seven Thousand Seven Hundred Ten and 85/100 Dollars ($257,710.85), barring any additional reductions which the Lease permits Landlord to make due to Tenant's default.  Landlord's delay or failure to draw down the Monthly LOC Amount at any time during the LOC Rental Application Period will not be deemed a waiver of its right to do so at any subsequent time during or after the LOC Rental Application Period, nor affect Landlord's right to draw down on Tenant's Letter of Credit for any other reason permitted by the Lease. Landlord shall continue to hold the Letter of Credit pursuant to the terms of Article 4 of the Lease, provided however, the reduction schedule of the Letter of Credit on the Adjustment Dates contained therein shall no longer apply.

6.           Security Deposit.   Landlord and Tenant acknowledge that Landlord is currently holding a cash security deposit in the amount of Thirty-Eight Thousand Six Hundred Twenty-Eight and 59/100 Dollars ($38,628.59) as a security deposit (the "Existing Security Deposit") in connection with Tenant's lease of the Original Premises, and such amount shall continue to be required. To the extent the Existing Security Deposit is not used, applied or retained by Landlord with respect to the Original Premises, Landlord shall continue to hold the Existing Security Deposit. If Landlord must apply any or all of the Existing Security Deposit toward improvements to the Termination Premises, then Tenant shall, upon ten (10) days written notice, deliver to Landlord such remaining amount to equal the Existing Security Deposit.  Landlord shall hold the Existing Security Deposit pursuant to the terms of Article 4 of the Lease.

7.           Tenant’s Proportionate Share. Notwithstanding anything to the contrary set forth in the Lease, and effective as of November 1, 2009, Tenant's Proportionate Share for the Premises shall be 31.40%.

8.           Condition of the Premises.  Tenant hereby agrees to accept the Premises in its "as-is" condition and Tenant hereby acknowledges that Landlord has made no new representations and shall not be obligated to provide or pay for any other work or services related to the improvement of the Premises except as expressly provided in the Lease.  Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the Premises except as expressly provided in the Lease.

9.           Parking.  Effective as of the Partial Termination Date, Tenant shall be entitled to use a total of fifty-five (55) unreserved parking passes for use in the Building's parking facility.  Tenant's rights to use of such additional parking passes shall be in accordance with, and subject to, all provisions of Article 23 of the Lease.

10.           Brokers.  Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this First Amendment and that they know of no other real estate broker or agent who is entitled to a commission in connection with this First Amendment.  Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent.  The terms of this Section 10 shall survive the expiration or earlier termination of the Lease, as hereby amended.

11.           Defaults. As of the date of this First Amendment, Tenant hereby represents and warrants to Landlord that Tenant is in full compliance with all terms covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Landlord or Tenant, and Tenant knows of no events or circumstances which given the passage of time would constitute a default under the Lease by either Landlord or Tenant.  Notwithstanding the foregoing, Landlord and Tenant agree that certain 2009 estimated utility recovery costs due under the Lease are currently subject to resolution and both parties reserve all applicable rights and remedies under the Lease.

12.           Applicability of Lease. All terms, covenants and conditions of the Lease, except as expressly amended herein, are hereby ratified and shall continue in full force and effect throughout the term of the Lease, including any extension or renewal thereof.  The terms, covenants and conditions expressly amended herein shall become effective upon the execution of this First Amendment by both Landlord and Tenant.

13.           Binding Effect.  The provisions of this First Amendment shall be binding upon and inure to the benefit of the heirs, representatives, successors and permitted assigns of the parties hereto.

14.           No Further Modification.  Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall apply during the Term and shall remain unmodified and in full force and effect.  Effective as of the date hereof, all references to the "Lease" shall refer to the Lease as amended by this First Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed on the day and date first above written.

"Landlord":

ARDEN REALTY LIMITED PARTNERSHIP,
a Maryland limited partnership

By:	ARDEN REALTY, INC., A Maryland corporation, Its: Sole General Partner
By:	/s/ Joaquin de Monet
Its:	Joaquin de Monet President & CEO

"Tenant":

SCOLR Pharma, INC., a Delaware Corporation
By:	/s/ Richard M. Levy
Its:	VP, CFO
By:	/s/ Stephen J. Turner
Its:	CEO & President

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of Los Angeles

On November 5, 2009 before me, Julieta Soracco, Notary Public
Date — Here Insert Name and Title of the Officer

personally appeared Joaquin de Monet
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

JULIETA SORACCO
Commission # 1719876
Notary Public - California
Los Angeles County
My Comm. Expires Jan 23, 2011

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature [signature]
Signature of Notary Public

Place Notary Seal Above

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: ____________________

Document Date: ____________________ Number of Pages: ____________________

Signer(s) Other Than Named Above: ____________________

Capacity(ies) Claimed by Signer(s)

Signer's Name: ____________________
☐ Individual
☐ Corporate Officer — Title(s): ____________________
☐ Partner — ☐ Limited ☐ General
☐ Attorney in Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ____________________

Signer Is Representing: ____________________

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

Signer's Name: ____________________
☐ Individual
☐ Corporate Officer — Title(s): ____________________
☐ Partner — ☐ Limited ☐ General
☐ Attorney in Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ____________________

Signer Is Representing: ____________________

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

©2007 National Notary Association • 9350 De Soto Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 • www.NationalNotary.org Item #5907 Reorder: Call Toll-Free 1-800-876-6827

WASHINGTON SHORT-FORM INDIVIDUAL ACKNOWLEDGMENT (RCW 42.44.100)

State of Washington
County of King
} ss.

I certify that I know or have satisfactory evidence that Richard M. Levy
Name of Signer

is the person who appeared before me, and said person acknowledged that he/she signed this instrument and acknowledged it to be his/her free and voluntary act for the uses and purposes mentioned in the instrument.

Dated: 11/5/2009
Month/Day/Year

Sarah M. Schaeffer
Signature of Notarizing Officer

Notary Public
Title (Such as "Notary Public")

Notary Public
State of Washington
SARAH M SCHAEFFER
My Appointment Expires Apr 30, 2011

Place Notary Seal Above

My appointment expires

4/30/2011
Month/Day/Year of Appointment Expiration

OPTIONAL

Although the information in this section is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: 1st Amendment to Lease

Document Date: 11/5/09 Number of Pages: 5

Signer(s) Other Than Named Above: Stephen J. Turner

Right Thumbprint of Signer
Top of thumb here

© 1999 National Notary Association • 9350 De Soto Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 • www.nationalnotary.org
Item No. 5906 • Reorder: Call Toll-Free 1-800-876-6827

WASHINGTON SHORT-FORM INDIVIDUAL ACKNOWLEDGMENT (RCW 42.44.100)

State of Washington
County of King } ss.

I certify that I know or have satisfactory evidence that Stephen J. Tuma
Name of Signer
is the person who appeared before me, and said person acknowledged that he/she signed this instrument and acknowledged it to be his/her free and voluntary act for the uses and purposes mentioned in the instrument.

Dated: 11/5/2009
Month/Day/Year

Sarah M. Schaeffer
Signature of Notarizing Officer

Notary Public
Title (Such as "Notary Public")

Notary Public
State of Washington
SARAH M SCHAEFFER
My Appointment Expires Apr 30, 2011

My appointment expires
4/30/2011
Month/Day/Year of Appointment Expiration

Place Notary Seal Above

OPTIONAL

Although the information in this section is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Right Thumbprint of Signer
Top of thumb here

Description of Attached Document

Title or Type of Document: 1st Amendment to Lease

Document Date: 11/5/09 Number of Pages: 5

Signer(s) Other Than Named Above: Richard M Long

© 1999 National Notary Association • 9350 De Soto Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 • www.nationalnotary.org
Item No. 5906 • Reorder: Call Toll-Free 1-800-876-6827

EXHIBIT "A"

OUTLINE OF PREMISES

AND TERMINATION PREMISES